Exhibit 99.1

Merrill Lynch Presentation June 2008

1 Notice on Forward Looking Statements This presentation as well as oral statements made by officers or directors of Allegiant Travel Company, its advisors and affiliates (collectively or separately, the "Company") will contain forward-looking statements that are only predictions and involve risks and uncertainties. Forward-looking statements may include, among others, references to future performance and any comments about our strategic plans. There are many risk factors that could prevent us from achieving our goals and cause the underlying assumptions of these forward-looking statements, and our actual results, to differ materially from those expressed in, or implied by, our forward-looking statements. These risk factors and others are more fully discussed in our filings with the Securities and Exchange Commission. Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The Company cautions users of this presentation not to place undue reliance on forward looking statements, which may be based on assumptions and anticipated events that do not materialize.

2 Allegiant Travel Company $mm Highlights – Best operating margins – Excellent balance sheet – Lowest costs – Profitable last 21 quarters (1) Unique, expandable & defensible – Leisure, small cities, MD-80s – Ancillary revenue Excellent 2007 results: – Revenues up 48% – Pre-tax up 222% to $51mm – Net income up 261% to $31mm 10.8% 1Q08 operating margin – highest of any US non-regional Revenue Operating Profit Operating Margin (1) Excluding non-cash mark-to-market hedge adjustments and 4Q06 one-time tax adjustment $mm 400 300 200 100 0 2003 2004 2005 2006 1Q07 2007 1Q08 Revenue Operating Profit Operating Margin 5.8% 6.7% 6.4% 9.3% 17.0% 12.2% 10.8% $3 $50 $6 $90 $9 $133 $23 $243 $14 $84 $44 $361 $14 $133

3 Nationwide At June 12, 2008: 61 cities, 103 routes, 37 Aircraft

4 Minimal Direct Competition Delta: – Knoxville(2) US Airways: – Colorado Springs(2) – Eugene(2) – Medford(2) – Santa Barbara US Airways/United: – Fresno (1) Two as of September 2008 (2) Service ends by September 2008 Head-to-head competition on only six(1) of 103 routes • Competition pre-existed on all six routes • To date, it is rare for other carriers to react to our entry • Competitors appear to view us as an irritant, not a threat

5 Competition Diminishing Elimination of head-to-head competition – seven routes so far – Orlando to Tri-Cities, Greenville, Greensboro (already) – Orlando to Knoxville (Sep 08) – Las Vegas to Medford, Eugene, Colorado Springs (Sep 08) Reduction in head-to-head capacity (Vegas to Fresno, Santa Barbara) Weaker players under pressure, benefitting Allegiant – Ceased Service - ATA, Aloha, Skybus, Champion – Champion’s end resulted in MLT fixed fee contract, June 1st – Ch 11 – Frontier – ended feeder contract with Republic – Restructuring - Midwest , Spirit telegraph changes Regional Jets (RJs) particularly hurt by high fuel prices Reduction in RJ capacity will reduce capacity in small cities Strong get stronger, weak get weaker

6 Competition Diminishing Orlando, Las Vegas & Tampa Bay hit particularly hard Las Vegas – Significant room additions thru 2010 – Room rates already dropping & believe will drop further – Lower room rates offset necessary higher airfares Opportunity to improve terms in rental cars and other 3rd party sales Industry capacity cuts fall hardest on leisure destinations Source: APGDAT .com, 6/14/08 Tampa Bay = Tampa, St. Pete & Sarasota S. Florida = Miami, Ft Lauderdale & W. Palm Beach 4Q08 Y/Y Change in Sched. Seats -4.5% -3.4% -1.5% -6.5% -10.0% -10.5% -11.1% -15% -10% -5% 0% US Domestic US All S. Florida Phoenix Tampa Bay Las Vegas Orlando

7 Increasing Ancillary Revenues & Pax/Departure Scheduled service Q1 comparison: 1Q07 1Q08 Q1YOY Revenue/Passenger $87 $87 - Ancillary/Passenger $19 $26 37% Total Revenue/Passenger $106 $113 7% Passengers/Departure 119 127 7% Average Stage Length 926 907 (2%) Fuel/Passenger $41 $56 37% Ancillary revenues increased 37% year over year – Stage length independent (down 2%) Increased pax/dept from 119 to 127 paxs - benefits include: – Generates more total ancillary – Reduces gallons/pax – down from 21 to 19, 1Q08 vs 1Q07 Key revenue feature – high ancillary revenue/pax

8 $1.06 $3.40 $5.87 $11.55 $16.11 $18.98 $21.53 $25.75 $0 $5 $10 $15 $20 $25 2002 2003 2004 2005 2006 1Q07 2007 1Q08 Industry-Leading Ancillary Revenue/Passenger Since 2002, ancillary/passenger has grown at over 80% CAGR

9 Ancillary Revenue Voluntary extra spend > $25 net per pax segment – Traditional airline product unbundling – high margins – Third party product sales How do we do it: – Product innovation – Custom reservation system – key advantage Other Carriers – tough to duplicate/replicate – Legacies limited by multiple systems – Most LCCs dependent on system vendor – LAS hotels hard to duplicate - long-standing relationship 217 hotel agreements and growing – LAS: 59 Orlando: 60 St Pete: 17 – Phoenix: 29 Ft Lauderdale: 18 Gulfport/Biloxi: 7 – Reno: 10 Palm Springs: 10 Other: 7 Industry leading performance

Ancillary Products

Charging extra for the extras

- Third Party Products
  - Hotels
  - Car rentals
  - Shuttle bus transfers
  - Show tickets
  - Theme park tickets
  - VIP night club access

- Unbundling the traditional product
  - Convenience fee ($11.50/pax; use of website)
  - Assigned seat ($5-$25/seg; priority boarding)
  - Checked bag ($10+/bag/segment)
  - TripFlex ($7.50+/seg; flexibility)
  - Booking fee ($10/seg; call center)
  - On-board sales
    - Beverages, soft & alcoholic ($2-$7)
    - Snacks/sandwiches/cookies/etc ($2-$6)
    - Travel pillow ($7)
    - Vegas logo-blankets ($15)
    - Souvenirs ($2-$10)

allegiant

10

11 Control the Customer www.allegiantair.com – Leverage direct relationship with customers – Maximize e-commerce opportunities – 1Q08 unique visitors 3.5mm, up 59% year-over-year – Instantly relevant to leisure customers in our small cities – Accounts for almost 90% of sales – Generates email lists for future low-cost communication – Significant untapped potential to sell non-Allegiant travel products Advertising – Nonstop service to LAS/FL/AZA a big deal – free media – Small city media markets inexpensive – Email advertising (see above) even cheaper – Word-of-mouth – significant & lowest-cost form of advertising Big fish in small, underserved ponds

12 Low Operating Cost – Simplicity Critical Key Drivers: Cost-driven schedule Simple product, no connections Comprehensive automation Direct distribution, almost 90% web No CRS / GDS – Expedia, etc. Highly productive work force Low cost aircraft (3) 2007 CASM Ex-fuel (1) 2007 CASM (2) (1) Source: public filings of the respective companies. Includes Mainline CASM excluding Mainline gross fuel expense. (2) Source public filings of the respective companies. Includes company reported Mainline CASM. (3) Legacies include ALK, AMR, CAL and UAUA. (3) (¢) (¢) CASM Ex-fuel – 29% Below Nearest Competitor

13 Low Aircraft Utilization – Rising Fuel Cost 6.4 7.1 6.1 6.7 6.7 7.5 $102 $100 $103 $101 $97 $103 $78 $70 $60 $55 $50 $48 $0 $20 $40 $60 $80 $100 $120 $140 0 1 2 3 4 5 6 7 8 2003 2004 2005 2006 2007 1Q08 Daily Utilization (BHs) Cost/pax Declining Non-Fuel Cost/Pax Utilization Cost/Pax Cost/Pax ex-fuel

14 Best Operating Margins - 2007 2007 Operating Margins 2007 Pre-Tax Margins Source: public filings of the respective companies. Southwest Hedge (7.4pp) Southwest Hedge (7.0pp)

15 11.0% 1.5% -1.6% -6.7% -8.3% -9.2% N/A* (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 12% 1Q08 – Best Margins vs. Deteriorating Industry 1Q08 Operating Margins 1Q08 Pre-Tax Margins * Frontier in bankruptcy has not reported 1Q08 earnings Source: public filings of the respective companies. Southwest Hedge (10.0pp) 10.8% 3.5% 2.1% -5.9% -5.9% -6.9% N/A* (10%) (8%) (6%) (4%) (2%) 0% 2% 4% 6% 8% 10% 12% Southwest Hedge (10.0pp)

16 Capitalization (1) Adjusted for 7x LTM Rent Expense of $5.1M in 2006 and $3.4M in YE1Q08 As of As of 3/31/08 12/31/06 Cash, Cash Equivalents and Short-term Investments $188.2 $144.7 Total Assets 424.4 305.7 Total Debt Retained Earnings 71.0 60.1 72.8 19.1 Total Shareholders' Equity $205.3 $153.5 Total Capitalization $276.3 $ 226.3 Total Debt / Book Capitalization 25.7% 32.2% Adjusted Total Debt / Adjusted Book Capitalization (1) 31.5% 41.4% Adjusted Debt / EBITDAR (1) 1.4x 3.2x Total Debt / Cash 0.38x 0.50x ($ in millions)

17 Protected from Credit Card Holdbacks Cash(1) net ATL(2) as percent of LTM revenues at March 31, 2008 Source: Respective SEC filings of each company, except for Spirit, which is DOT Form 41 (1) Cash, cash-equivalents, short-term investments & restricted cash (2) Air Traffic Liability (3) December 31, 2007

18 Goal: Maintain Double Digit Operating Margins Reduce stage length – Eliminated underperforming long-haul routes – Frequency reductions on other long-haul routes – Add more short-haul routes Temper growth: reduce supply, increase yield Fill up airplanes: bias towards higher load factors Increase ancillary revenue per passenger Reduce ex-fuel costs Re-examining current growth – margins the priority

Merrill Lynch Presentation June 2008